UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

                                        Date of Report (Date of earliest event reported)                       April 22, 2005 (April 18, 2005)

                                           HOME SOLUTIONS OF AMERICA, INC.
(Exact Name of Registrant as Specified in Its Charter)

                                                                 Delaware
(State or Other Jurisdiction of Incorporation)

                            0-22388                                                                    99-0273889
               (Commission File Number                                    (IRS Employer Identification No.)

      5565 Red Bird Center Drive, Suite 150, Dallas, Texas                                       75237
          (Address of Principal Executive Offices)                                                (Zip Code)

                                                                (214) 623-8446
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

As disclosed in a current report on Form 8-K filed on April 6, 2005, Home Solutions of America, Inc., a Delaware corporation (the "Company"), in order to finance the acquisition of 100% of Cornerstone Building and Remodeling, Inc., a Florida corporation ("Cornerstone"), on March 31, 2005, the Company obtained $4,000,000 of mezzanine financing (the "Financing") from Petra Mezzanine Fund, L.P., based in Nashville, Tennessee ("Petra").  The Financing was based upon the following terms: (i) Petra's promissory note (the "Petra Note") accrues interest at 12.0% per annum, which will be due quarterly, (ii) the $4,000,000 of principal under the Petra Note will be due in a single installment on March 31, 2010, (iii) Petra received a warrant to purchase 533,333 shares of Common Stock at an exercise of $.01 per share, exercisable at any time until March 31, 2012, and (iv) Petra received a second-lien security interest in all of the assets of the Company, Cornerstone, and P.W. Stephens, Inc., another wholly-owned subsidiary of the Company.

On April 18, 2005, the Company increased the size of the Financing to an aggregate of $4,500,000, by obtaining a $500,000 loan (the "Laddcap Loan") from Laddcap Value Partners L.P., based in New York ("Laddcap").  Laddcap also participated in the Company's Series A Convertible Preferred Stock offering in March 2004.  The terms of the Laddcap Loan are identical to the terms of the loan from Petra set forth above, except the principal amount of the Laddcap Loan is $500,000, and the number of shares purchasable by Laddcap under its warrant (the "Laddcap Warrant") is 66,666.  Simultaneously with obtaining the loan from Laddcap, the Company and Petra amended certain terms of the promissory note, Investors' Rights Agreement, and warrant that were executed on March 31, 2005.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

            See the disclosures regarding the financial obligations incurred in connection with the Laddcap Loan in Item 1.01 above.

Item 3.02.   Unregistered Sales of Equity Securities.

            See the disclosures regarding certain sales of equity securities of the Company in connection with the Laddcap Warrant in Item 1.01 above.  These issuances were unregistered, as the Company was relying on the exemptions from registration contained in Section 4(2) of the Act, and Regulation D promulgated thereunder, on the basis that such transactions did not involve public offerings of securities.

Item 9.01.  Financial Statements and Exhibits.

(c)                Exhibits.

10.1         Promissory Note, in the original principal amount of $500,000, issued by Home Solutions of America, Inc. to Laddcap Value Partners L.P., dated April 18, 2005.

10.2         Stock Purchase Warrant, dated April 18, 2005, issued by Home Solutions of America, Inc. to Laddcap Value Partners L.P.

10.3         Joinder Agreement to Loan Agreement, dated April 18, 2005, among Home Solutions of America, Inc., Laddcap Value Partners L.P., and Petra Mezzanine Fund, L.P..

10.4         Joinder Agreement to Investors' Rights Agreement, dated April 18, 2005, among Laddcap Value Partners L.P., Petra Mezzanine Fund, L.P., Home Solutions of America, Inc., Frank J. Fradella and Rick J. O'Brien.

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10.5         Amended and Restated Promissory Note, in the original principal amount of $4,000,000, issued by Home Solutions of America, Inc. to Petra Mezzanine Fund, L.P., dated March 31, 2005.

10.6         First Amendment to Stock Purchase Warrant, dated April 15, 2005, by and between Home Solutions of America, Inc. and Petra Mezzanine Fund, L.P.

10.7         First Amendment to Investors' Rights Agreement, dated April 15, 2005, by and among Home Solutions of America, Inc., Petra Mezzanine Fund, L.P., Frank J. Fradella and Rick J. O'Brien.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Solutions of America, Inc.

 (Registrant)

By:   /s/ Rick J. O'Brien
               Rick J. O'Brien
               Chief Financial Officer

Dated:  April 22, 2005

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EXHIBIT INDEX

Exhibit
Number          Description

10.1         Promissory Note, in the original principal amount of $500,000, issued by Home Solutions of America, Inc. to Laddcap Value Partners L.P., dated April 18, 2005.

10.2         Stock Purchase Warrant, dated April 18, 2005, issued by Home Solutions of America, Inc. to Laddcap Value Partners L.P.

10.3         Joinder Agreement to Loan Agreement, dated April 18, 2005, among Home Solutions of America, Inc., Laddcap Value Partners L.P., and Petra Mezzanine Fund, L.P..

10.4         Joinder Agreement to Investors' Rights Agreement, dated April 18, 2005, among Laddcap Value Partners L.P., Petra Mezzanine Fund, L.P., Home Solutions of America, Inc., Frank J. Fradella and Rick J. O'Brien.

10.5         Amended and Restated Promissory Note, in the original principal amount of $4,000,000, issued by Home Solutions of America, Inc. to Petra Mezzanine Fund, L.P., dated March 31, 2005.

10.6         First Amendment to Stock Purchase Warrant, dated April 15, 2005, by and between Home Solutions of America, Inc. and Petra Mezzanine Fund, L.P.

10.7         First Amendment to Investors' Rights Agreement, dated April 15, 2005, by and among Home Solutions of America, Inc., Petra Mezzanine Fund, L.P., Frank J. Fradella and Rick J. O'Brien.